SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report - March 25, 2003
                         --------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
--------------------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of January 31, 2003, providing for the issuance of Mortgage
                    Pass-Through Certificates, Series 2003-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware                    333-81506-05              52-2029487
------------------------       ---------------------     -----------------------
(State of Incorporation)       (Commission File No.)     (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders
sent  to  Class  AF-1,  AF-2,  AF-3,  AF-4,   AV-1A,   AV-1B,  M-1,  M-2  and  B
Certificateholders with respect to the March 25, 2003 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EQUITY ONE ABS, INC.



                                          By:/s/ James H. Jenkins
                                             -----------------------------------
                                             James H. Jenkins,
                                             Senior Vice President and CFO


Dated:  March 27, 2003

                                                                         ANNEX A

                                                                     Page 1 of 6

                             EQUITY ONE ABS, INC. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1

                                                STATEMENT TO CERTIFICATEHOLDERS

                                                        MARCH 25, 2003
---------------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
                  ORIGINAL          BEGINNING                                                                      ENDING
                    FACE            PRINCIPAL                                              REALIZED   DEFERRED    PRINCIPAL
CLASS               VALUE            BALANCE       PRINCIPAL       INTEREST      TOTAL      LOSSES    INTEREST     BALANCE
---------------------------------------------------------------------------------------------------------------------------------
AF1            151,000,000.00    151,000,000.00  7,092,210.57     162,220.14  7,254,430.71    0.00      0.00     143,907,789.43
AF2             51,000,000.00     51,000,000.00          0.00     132,855.00    132,855.00    0.00      0.00      51,000,000.00
AF3             17,000,000.00     17,000,000.00          0.00      58,352.50     58,352.50    0.00      0.00      17,000,000.00
AF4             13,896,000.00     13,896,000.00          0.00      57,830.52     57,830.52    0.00      0.00      13,896,000.00
AV1A            91,305,000.00     91,305,000.00    949,343.57     111,937.39  1,061,280.96    0.00      0.00      90,355,656.43
AV1B            97,927,000.00     97,927,000.00  1,182,507.70     120,763.03  1,303,270.73    0.00      0.00      96,744,492.30
M1              32,860,000.00     32,860,000.00          0.00     133,083.00    133,083.00    0.00      0.00      32,860,000.00
M2              27,805,000.00     27,805,000.00          0.00     134,135.95    134,135.95    0.00      0.00      27,805,000.00
B               22,749,000.00     22,749,000.00          0.00     135,015.32    135,015.32    0.00      0.00      22,749,000.00
R                        0.00              0.00          0.00           0.00          0.00    0.00      0.00               0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTALS         505,542,000.00    505,542,000.00  9,224,061.84   1,046,192.85 10,270,254.69    0.00      0.00     496,317,938.16
--------------------------------------------------------------------------------------------------------------------------------
X              505,542,776.78    505,542,776.78          0.00           0.54          0.54    0.00      0.00     498,709,257.38
--------------------------------------------------------------------------------------------------------------------------------

                           FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                               PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------    --------------------
                                                                                                                 CURRENT
                          BEGINNING                                                     ENDING                  PASS-THRU
CLASS       CUSIP         PRINCIPAL      PRINCIPAL      INTEREST        TOTAL         PRINCIPAL        CLASS      RATE
---------------------------------------------------------------------------------------------------    --------------------
AF1       294751BS0    1,000.00000000   46.96828192    1.07430556     48.04258748      953.03171808     AF1     1.487500%
AF2       294751BT8    1,000.00000000    0.00000000    2.60500000      2.60500000    1,000.00000000     AF2     3.126000%
AF3       294751BU5    1,000.00000000    0.00000000    3.43250000      3.43250000    1,000.00000000     AF3     4.119000%
AF4       294751BV3    1,000.00000000    0.00000000    4.16166667      4.16166667    1,000.00000000     AF4     4.994000%
AV1A      294751BW1    1,000.00000000   10.39749817    1.22597218     11.62347035      989.60250183     AV1A    1.697500%
AV1B      294751CA8    1,000.00000000   12.07540004    1.23319442     13.30859446      987.92459996     AV1B    1.707500%
M1        294751BX9    1,000.00000000    0.00000000    4.05000000      4.05000000    1,000.00000000     M1      4.860000%
M2        294751BY7    1,000.00000000    0.00000000    4.82416652      4.82416652    1,000.00000000     M2      5.789000%
B         294751BZ4    1,000.00000000    0.00000000    5.93500022      5.93500022    1,000.00000000      B      7.122000%
---------------------------------------------------------------------------------------------------    --------------------
TOTALS                 1,000.00000000   18.24588628    2.06944794     20.31533422      981.75411372
---------------------------------------------------------------------------------------------------    --------------------
X            N/A       1,000.00000000    0.00000000    0.00000107      0.00000107      986.48280677      X      0.000000%
---------------------------------------------------------------------------------------------------    --------------------

 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:
                                  Peggy L Remy
                JPMorgan Chase Bank - Structured Finance Services
                           4 New York Plaza, 6th Floor
                            New York, New York 10004
                    Tel: (212) 623-4483 / Fax: (212) 623-5930
                        Email: Peggy.l.remy@jpmorgan.com


[JP MORGAN LOGO]   Copyright(c)2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 2 of 6

     EQUITY ONE ABS, INC. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1

                                 MARCH 25, 2003

Sec. 4.03(a)(i)                     Funds Allocable to Certificate Principal

                                            Group I Scheduled Principal                          313,330.47
                                            Group I Curtailments                                 361,348.54
                                            Group I Prepayments                                4,579,487.69
                                            Group I Liquidation Proceeds                               0.00

                                            Group II-A Scheduled Principal                        60,819.62
                                            Group II-A Curtailments                               66,240.27
                                            Group II-A Prepayments                               576,248.24
                                            Group II-A Liquidation Proceeds                            0.00

                                            Group II-B Scheduled Principal                        65,830.79
                                            Group II-B Curtailments                               73,727.92
                                            Group II-B Prepayments                               736,485.86
                                            Group II-B Liquidation Proceeds                            0.00

                                            Extra Principal Distribution Amount                2,390,542.43

Sec. 4.03 (a)(ii)                   Interest Distribution Amounts

                                            Interest Distribution - AF-1                         162,220.14
                                            Unpaid Interest - AF-1                                     0.00
                                            Remaining Unpaid Interest - AF-1                           0.00

                                            Interest Distribution - AF-2                         132,855.00
                                            Unpaid Interest - AF-2                                     0.00
                                            Remaining Unpaid Interest - AF-2                           0.00

                                            Interest Distribution - AF-3                          58,352.50
                                            Unpaid Interest - AF-3                                     0.00
                                            Remaining Unpaid Interest - AF-3                           0.00

                                            Interest Distribution - AF-4                          57,830.52
                                            Unpaid Interest - AF-4                                     0.00
                                            Remaining Unpaid Interest - AF-4                           0.00

                                            Interest Distribution - AV-1A                        111,937.39
                                            Unpaid Interest - AV-1A                                    0.00
                                            Remaining Unpaid Interest - AV-1A                          0.00

                                            Interest Distribution - AV-1B                        120,763.03
                                            Unpaid Interest - AV-1B                                    0.00
                                            Remaining Unpaid Interest - AV-1B                          0.00

                                            Interest Distribution - M-1                          133,083.00
                                            Unpaid Interest - M-1                                      0.00
                                            Remaining Unpaid Interest - M-1                            0.00

[JP MORGAN LOGO]   Copyright(c)2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 3 of 6

     EQUITY ONE ABS, INC. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                                 MARCH 25, 2003

                                            Interest Distribution - M-2                          134,135.95
                                            Unpaid Interest - M-2                                      0.00
                                            Remaining Unpaid Interest - M-2                            0.00

                                            Interest Distribution - B                            135,015.32
                                            Unpaid Interest - B                                        0.00
                                            Remaining Unpaid Interest - B                              0.00

Sec. 4.03(a)(iii)                    Available Funds Shortfall

                                            Class AF-1 Available Funds Shortfall                       0.00
                                            Class AF-2 Available Funds Shortfall                       0.00
                                            Class AF-3 Available Funds Shortfall                       0.00
                                            Class AF-4 Available Funds Shortfall                       0.00
                                            Class AV-1A Available Funds Shortfall                      0.00
                                            Class AV-1B Available Funds Shortfall                      0.00
                                            Class M-1 Available Funds Shortfall                        0.00
                                            Class M-2 Available Funds Shortfall                        0.00
                                            Class B Available Funds Shortfall                          0.00

Sec. 4.03(a)(v)                     Pool Principal Balances

                                            Group I Beginning Pool Balance                   316,309,397.81
                                            Group I Ending Pool Balance                      311,055,231.11
                                            Group II-A Beginning Pool Balance                 91,306,235.28
                                            Group II-A Ending Pool Balance                    90,602,927.15
                                            Group II-B Beginning Pool Balance                 97,927,143.69
                                            Group II-B Ending Pool Balance                    97,051,099.12
                                            Total Beginning Pool Balance                     505,542,776.78
                                            Total Ending Pool Balance                        498,709,257.38

Sec. 4.03(a)(vi)                    Servicing Fee

                                            Group I Servicing Fee                                131,795.58
                                            Group II-A Servicing Fee                              38,044.26
                                            Group II-B Servicing Fee                              40,802.98

Sec. 4.03(a)(viii)                  Delinquency Advances

                                            Group I Delinquency Advances Included in
                                              Current Distribution                               505,724.51
                                            Group I Recouped Advances Included in
                                              Current Distribution                                     0.00
                                            Group I Recouped Advances From Liquidations                0.00
                                            Group I Aggregate Amount of Advances
                                              Outstanding                                        505,724.51

                                            Group II-A Delinquency Advances Included in
                                              Current Distribution                               205,723.73
                                            Group II-A Recouped Advances Included in
                                              Current Distribution                                     0.00
                                            Group II-A Recouped Advances From
                                              Liquidations                                             0.00
                                            Group II-A Aggregate Amount of Advances
                                              Outstanding                                        205,723.73

[JP MORGAN LOGO]   Copyright(c)2001 J.P. Morgan Chase & Co. All rights reserved.

     EQUITY ONE ABS, INC. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                                 MARCH 25, 2003

Group II-B Delinquency Advances Included in Current Distribution       64,686.61
Group II-B Recouped Advances Included in Current Distribution               0.00
Group II-B Recouped Advances From Liquidations                              0.00
Group II-B Aggregate Amount of Advances Outstanding                    64,686.61

Section 4.03(a)(ix)A  Group I,Group II-A, and Group II-B Loans Delinquent

                                                     Group 1
         --------------------------------------------------------------------------------------
         Period                     Number                 Principal Balance         Percentage
         --------------------------------------------------------------------------------------
         0-30 days                  516                     51,741,544.75             16.63%
         31-60 days                  34                      3,292,943.82              1.06%
         61-90 days                   5                        494,382.18              0.16%
         91+ days                     0                              0.00              0.00%
         --------------------------------------------------------------------------------------
         Total                      555                     55,528,870.75             17.85%
         --------------------------------------------------------------------------------------
                                                     Group 2
         --------------------------------------------------------------------------------------
         Period                     Number                 Principal Balance         Percentage
         --------------------------------------------------------------------------------------
         0-30 days                  72                       8,364,599.82              9.23%
         31-60 days                 10                         616,750.97              0.68%
         61-90 days                  1                          48,335.08              0.05%
         91+ days                    0                               0.00              0.00%
         --------------------------------------------------------------------------------------
         Total                      83                       9,029,685.87              9.96%
         --------------------------------------------------------------------------------------
                                                     Group 3
         --------------------------------------------------------------------------------------
         Period                     Number                 Principal Balance         Percentage
         --------------------------------------------------------------------------------------
         0-30 days                  76                       12,098,940.73            12.47%
         31-60 days                 13                        1,180,671.92             1.22%
         61-90 days                  4                          786,905.81             0.81%
         91+ days                    0                                0.00             0.00%
         --------------------------------------------------------------------------------------
         Total                      93                       14,066,518.46            14.50%
         --------------------------------------------------------------------------------------

Sec. 4.03(a)(ix)B   Group I,Group II-A, and Group II-B Loans in Foreclosure

                                 Group 1
            ---------------------------------------------------------------
            Number            Principal Balance          Percentage
            ---------------------------------------------------------------
             0                         0.00               0.00 %

                                 Group 2
            ---------------------------------------------------------------
            Number            Principal Balance          Percentage
            ---------------------------------------------------------------
             0                         0.00               0.00 %

                                 Group 3
            ---------------------------------------------------------------
            Number            Principal Balance          Percentage
            ---------------------------------------------------------------
             0                         0.00               0.00 %



Sec. 4.03(a)(x),(xi)   Group I,Group II-A, and Group II-B Loans in REO

[JP MORGAN LOGO]   Copyright(c)2001 J.P. Morgan Chase & Co. All rights reserved.

     EQUITY ONE ABS, INC. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                                 MARCH 25, 2003

                                   Group 1
            -------------------------------------------------------
            Number            Principal Balance          Percentage
            -------------------------------------------------------
             0                       0.00                  0.00 %

                                  Group 2
            -------------------------------------------------------
            Number            Principal Balance          Percentage
            -------------------------------------------------------
             0                       0.00                  0.00 %

                                  Group 3
            -------------------------------------------------------
            Number            Principal Balance          Percentage
            -------------------------------------------------------
             0                       0.00                  0.00 %

                           Market Value of Group I REO Loans                                     0.00
                           Market Value of Group II-A REO Loans                                  0.00
                           Market Value of Group II-B REO Loans                                  0.00

Sec. 4.03(a)(xii)  Aggregate Stated Principal Balance of the Three Largest Loans

                           Group I Three Largest Loans                                   2,113,777.73
                           Group II-A Three Largest Loans                                  990,159.08
                           Group II-B Three Largest Loans                                1,887,207.58

Sec. 4.03(a)(xiii) Net WAC Cap Carryover

                           Class AF-1 Net WAC Cap Carryover Amounts Due                          0.00
                           Class AF-1 Net WAC Cap Carryover Amounts Paid                         0.00
                           Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                0.00
                           Class AV-1A Net WAC Cap Carryover Amounts Due                         0.00
                           Class AV-1A Net WAC Cap Carryover Amounts Paid                        0.00
                           Class AV-1A Net WAC Cap Carryover Remaining Amounts Due               0.00
                           Class AV-1B Net WAC Cap Carryover Amounts Due                         0.00
                           Class AV-1B Net WAC Cap Carryover Amounts Paid                        0.00
                           Class AV-1B Net WAC Cap Carryover Remaining Amounts Due               0.00

Sec. 4.03(a)(xiv)  Aggregate Principal Balance of Balloon Loans
                   with Original Terms <= 36 Months and 60+ Contractually Past Due

                           Group I Aggregate Principal Balance of Balloon Loans                  0.00
                           Group II-A Aggregate Principal Balance of Balloon Loans               0.00
                           Group II-B Aggregate Principal Balance of Balloon Loans               0.00

Sec. 4.03(a)(xv),(xxii) Realized Losses

                           Group I Current Period Realized Losses                                0.00
                           Group I Cumulative Realized Losses                                    0.00
                           Group II-A Current Period Realized Losses                             0.00
                           Group II-A Cumulative Realized Losses                                 0.00
                           Group II-B Current Period Realized Losses                             0.00

[JP MORGAN LOGO]   Copyright(c)2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 6 of 6

     EQUITY ONE ABS, INC. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                                 MARCH 25, 2003

                           Group II-B Cumulative Realized Losses                                 0.00

Sec. 4.03(a)(xvi)    Reserve Fund

                           Beginning Balance of Reserve Fund                                     0.00
                           Funds Withdrawn From Reserve Fund For Distribution                    0.00
                           Funds Deposited to Reserve Fund                                       0.00
                           Ending Balance of Reserve Fund                                        0.00

Sec. 4.03(a)(xvii)         Number of Loans Repurchased

                           Group I Number of Loans Repurchased                                   0.00
                           Group II-A Number of Loans Repurchased                                0.00
                           Group II-B Number of Loans Repurchased                                0.00

Sec. 4.03(a)(xviii)        Weighted Average Mortgage Rate of Outstanding Loans
                             (as of first day of related Due Period)

                           Group I Weighted Average Mortgage Rate                                8.92%
                           Group II-A Weighted Average Mortgage Rate                             8.29%
                           Group II-B Weighted Average Mortgage Rate                             8.26%

Sec. 4.03(a)(xix)          Weighted Average Remaining Term of Outstanding Loans

                           Group I Weighted Average Remaining Term                             245.00
                           Group II-A Weighted Average Remaining Term                          355.00
                           Group II-B Weighted Average Remaining Term                          354.00

Sec. 4.03(a)(xx),(xxii),(xxiii)    Overcollateralization Amounts

                           Overcollateralization Amount                                  2,391,319.21
                           Overcollateralization Target Amount                          20,221,711.07
                           Overcollateralization Release Amount                                  0.00
                           Overcollateralization Deficiency Amount                      17,830,391.86

Sec. 4.03(a)(xxiv)    Trigger Events

                           Has a Trigger Event Occurred and is continuing?                         NO
                           Cumulative Realized Losses as a percentage of the Original
                                 Pool Balance                                                    0.00%
                           Senior Enhancement Percentage                                        16.73%
                           Senior Specified Enhancement Percentage                              41.00%

Sec. 4.03(a)(xxv)     60+ Day Delinquent Loans

                           60+ Day Delinquent Loans as a percentage of the current
                               Pool Balance                                                      0.27%

Sec. 4.03(a)(xxvi)    Amount of Funds Collected by Trustee under Yield
                           Maintenance Agreement                                                 0.00


[JP MORGAN LOGO]   Copyright(c)2001 J.P. Morgan Chase & Co. All rights reserved.